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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT:  JANUARY 4, 1999
DATE OF EARLIEST EVENT REPORTED:  JANUARY 4, 1999

                              COMMSCOPE, INC.
           (Exact name of registrant as specified in its charter)


      DELAWARE                   1-12929                      36-4135495
  (State or other       (Commission File Number)           (I.R.S. Employer
  jurisdiction of                                       Identification Number)
  incorporation or
   organization)
                        1375 LENOIR RHYNE BOULEVARD
                       HICKORY, NORTH CAROLINA 28601

                  (Address of principal executive offices)




REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:       (828) 324-2200

Item 5.   Other Events.
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     On January 4, 1999, the registrant issued the press release filed as
Exhibit 99.1 hereto.


Item 7.   Financial Statements and Exhibits.
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               Exhibit          Description
               -------          -----------

               99.1             Press Release issued January 4, 1999

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.


     Dated: January 4, 1999


                                          COMMSCOPE, INC.


                                          By:/s/Jearld L. Leonhardt
                                             ----------------------------
                                             Jearld L. Leonhardt
                                             Executive Vice President
                                             Finance and Administration

                               EXHIBIT INDEX



          Exhibit          Description
          -------          -----------

          99.1             Press Release issued January 1, 1999